UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2018, Veracyte, Inc. (the “Company”) issued a press release (the “Press Release”) that, among other disclosures described below under Item 8.01 of this Current Report on Form 8-K, reaffirmed annual revenue and cash burn guidance for the fiscal year ended December 31, 2017 that was previously provided by the Company on November 6, 2017. The Press Release also discloses the Company’s expected fourth quarter 2017 genomic test volume for its Afirma® and Percepta® classifiers. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including such information contained in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 8, 2018, the Company will make available on its website an Investor Presentation, which includes business information, including the disclosure described above under Item 2.02 of this Current Report on Form 8-K. The presentation can be accessed by going to www.veracyte.com, selecting the “Investors” tab, and then selecting the “Events & Presentations” tab. The presentation will be available on the Company’s website until the next regular update.

The information in this Item 7.01 is furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In addition to the disclosure described above under Item 2.02 of this Current Report on Form 8-K, the Press Release also discloses key business initiatives, including strategic realignments to the Company’s corporate structure and new appointments, to advance commercial growth of its three market-leading genomic tests.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Veracyte, Inc. dated January 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 8, 2018

VERACYTE, INC.

		By:	/s/ Keith S. Kennedy
		Name:	Keith S. Kennedy
		Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)